Exhibit 99(a)

News Release

CONTACT:

Sears Public Relations And Communications

(847) 286-8371

FOR IMMEDIATE RELEASE

Sears, Roebuck and Co. Announces Regulatory Approval of Credit Sale and Plans To Commence Tender Offers to Purchase for Cash Approximately $11.8 Billion Of Debt Securities

    HOFFMAN ESTATES, Ill., Oct. 16 /PRNewswire/ -- Sears, Roebuck and Co.
(NYSE:) ("Sears") announced today that it received notice that the Office of the Comptroller of the Currency has approved the previously announced acquisition by Citibank USA, N.A., an affiliate of Citigroup, Inc., of substantially all of the credit card accounts of Sears National Bank, an affiliate of Sears (the "Credit Sale").  Pursuant to the federal banking laws of the United States, Sears and Citicorp may only consummate the Credit Sale on or after the expiration of a 15-day waiting period following receipt of today's approval.  The waiting period will expire on Friday, October 31, 2003 and the Credit Sale is currently expected to close promptly thereafter, subject to the satisfaction of the remaining conditions under the definitive purchase agreement relating to the Credit Sale.
    Proceeds from the Credit Sale are intended to be used primarily to retire debt, return cash to shareholders and for general corporate purposes.  Sears and its wholly owned subsidiaries, Sears Roebuck Acceptance Corp. ("SRAC") and
Sears DC Corp., formerly known as Discover Credit Corp. ("SDC"), expect to commence promptly cash tender offers to purchase any and all of their respective unsecured public term debt securities maturing after 2003, which include 214 series of securities with an aggregate principal amount of approximately $11.8 billion.  Delivery of offering materials to registered security holders will begin upon commencement of the offers.
    The offers will relate to various series of debt securities, including approximately $9.7 billion in aggregate principal amount of term debt securities originally distributed primarily to institutional investors and issued by each of Sears, SRAC and SDC (collectively, the "Institutional
Notes") and approximately $2.1 billion in aggregate principal amount of debt securities originally distributed primarily to individual investors and issued by SRAC  (the "Retail Notes").  The offers for Institutional Notes and Retail
Notes (together, the "Notes") are subject to the terms and conditions that will be included in the applicable offering materials.  Each offer for each series of Notes will be independent and will not be conditioned upon any other offer, and each offer may be amended, extended or terminated individually.
The offers will not be conditioned on any minimum amount of Notes being tendered.  Noteholder consent is not required to consummate the Credit Sale and will not be sought as part of the offers.
    The offers will be based on either a fixed price or a price that relates to a fixed spread over the yield to maturity of certain US Treasury securities, plus, in both cases, accrued and unpaid interest.  Consideration offered on the fixed price securities, primarily redeemable in 2004, generally will be par plus Sears' estimated cost of carry through redemption, net of acquisition costs.  Additional information will be available upon commencement of the offers.  Tender spreads for other securities are shown in Schedules 1 and 2 for the Institutional Notes and Schedule 3 for the Retail Notes, each of which is attached hereto.  The terms of the offers will be specific to each series of Notes and, in the case of the Institutional Notes, will include an early tender premium that will be offered to holders that validly tender and do not withdraw their notes prior to an early tender date, which is anticipated to be on or after Wednesday, October 29, 2003. In each case, the consideration to be paid for Notes properly tendered and accepted for payment will be determined in accordance with the procedures described in the applicable offering materials.
    Each tender offer for each series of Notes will be made pursuant to the terms and conditions contained in two separate Offers to Purchase and related
Letters of Transmittal.  The offers are expected to expire 20 business days following commencement of the offers, unless earlier extended or terminated.
Withdrawal rights for each offer may differ and security holders are urged to read the Offers to Purchase and related Letters of Transmittal for more details.  The offers are conditioned on, among other things, consummation of the Credit Sale.
    This announcement is not an offer to purchase or a solicitation of an offer to purchase with respect to any securities.  The tender offers will be made solely pursuant to the Offers to Purchase and related Letters of
Transmittal and are not being made in any jurisdiction in which such an offer would be unlawful.
    ADDITIONAL INFORMATION AND WHERE TO FIND IT
    Sears, SRAC and SDC expect to commence the tender offers and begin distribution of offering materials to debt holders promptly.  These materials will contain important information.  Security holders are advised to carefully review these documents and related materials when they become available.
Copies of any offering materials may be obtained on the Internet at or through D.F. King & Co., Inc., the
Information Agent for the offers, by telephone at (800) 431-9642 (toll free)
or in writing at 48 Wall Street, 22nd Floor, New York, NY 10005.
    About Sears
    Sears, Roebuck and Co. is a broadline retailer with significant service and credit businesses.  In 2002, Sears' revenue was $41.4 billion.  Sears offers its wide range of apparel, home and automotive products and services to families in the U.S. through Sears stores nationwide, including approximately
870 full-line stores.  Sears also offers a variety of merchandise and services over the Internet via its sears.com and landsend.com websites and through a variety of specialty catalogues.
    About Sears Roebuck Acceptance Corp.
    SRAC is a wholly owned finance subsidiary of Sears.  SRAC raises funds primarily by issuing commercial paper, medium-term notes and discrete underwritten debt.  SRAC uses the proceeds from its borrowings to acquire short-term notes of Sears.
    About Sears DC Corp.
    SDC is a wholly owned subsidiary of Sears and was formed to borrow in domestic and foreign debt markets and lend the proceeds of such borrowings to
Sears and certain direct and indirect subsidiaries of Sears in exchange for their unsecured notes.  SDC raised funds through the sale of its medium-term notes and direct placement of commercial paper with corporate and institutional investors.
    FORWARD-LOOKING STATEMENTS
    This press release contains "forward-looking statements" about Sears'
expectations regarding the sale of its Credit and Financial Products business and the timing of the proposed tender offers.  These statements are forward-
looking statements based on assumptions about the future that are subject to risks and uncertainties, and actual results may differ materially from the results projected in the forward-looking statements.  Risks and uncertainties include the possibility that the sale of the Credit and Financial Products business, which is subject to conditions of closing, does not close, and other factors outside the control of the Sears.  While Sears believes that its forecasts and assumptions are reasonable, it cautions that actual results may differ materially.  Sears intends the forward-looking statements to speak only as of the time first made and does not undertake to update or revise them as more information becomes available.  Additional discussion of these and other risks and uncertainties is contained in Sears' filings with the Securities and
Exchange Commission, including Sears' Annual Report on Form 10-K for the year ended December 28, 2002, its Quarterly Reports on Form 10-Q for the quarters ended March 29, 2003 and June 28, 2003 and any Current Report on Form 8-K
currently on file with the Securities and Exchange Commission during the current fiscal year.

                                  Schedule 1
                 Institutional Notes Issued by Sears DC Corp.
      CUSIP          Security Description                 Principal  Fixed
                                                         Outstanding Spread
                                                            ($mm)    (bp)
    DC2MTFX84   SDC 9.20% Series II MTN due 2/27/2012      10.000     60
    DC2MTFX80   SDC 9.15% Series II MTN due 3/1/2012        1.000     60
    DC2MTFX81   SDC 9.15% Series II MTN due 3/1/2012        2.000     60
    DC2MTFX87   SDC 9.15% Series II MTN due 3/10/2012       0.500     60
    DC2MTFX93   SDC 9.14% Series II MTN due 3/13/2012      10.000     60
    DC2MTFX94   SDC 9.07% Series II MTN due 3/16/2012       7.000     60
    25466PAC2   SDC 9.14% Series III MTN due 3/19/2012      4.300     60
    25466PAG3   SDC 9.26% Series III MTN due 3/20/2012      3.000     60
    25466PBV9   SDC 9.10% Series III MTN due 4/13/2012      6.000     60

                                  Schedule 2

         Institutional Notes Issued by Sears Roebuck Acceptance Corp.

       CUSIP          Security Description               Principal  Fixed
                                                        Outstanding Spread
                                                            ($mm)    (bp)
    81240QKM3   SRAC 6.00% Series IV MTN due 01/18/2005     5.000     44
    81240QKP6   SRAC 6.00% Series IV MTN due 02/07/2005     5.000     48
    81240QKQ4   SRAC 6.10% Series IV MTN due 02/25/2005     5.000     44
    812404AF8   SRAC 6.75% Notes due 09/15/2005           250.000     44
    81240QBZ4   SRAC 6.11% Series I MTN due 11/15/2005      0.100     52
    81240QBW1   SRAC 6.13% Series I MTN due 11/15/2005      0.575     52
    81240QBX9   SRAC 6.15% Series I MTN due 11/15/2005      4.402     52
    81240QCL4   SRAC 6.33% Series I MTN due 12/12/2005      1.250     56
    81240QCM2   SRAC 6.38% Series I MTN due 12/13/2005      5.000     56
    81240QLX8   SRAC 5.66% Series V MTN due 12/14/2005     10.000     56
    81240QCU4   SRAC 6.36% Series I MTN due 01/03/2006      4.000     48
    81240QCY6   SRAC 6.30% Series I MTN due 01/09/2006      5.000     48
    81240QCZ3   SRAC 6.31% Series I MTN due 01/09/2006      1.000     48
    812404AG6   SRAC 6.125% Notes due 01/15/2006          250.000     44
    81240QGC0   SRAC 7.06% Series III MTN due 10/10/2006    5.000     60
    812404AT8   SRAC 6.70% Notes due 11/15/2006           300.000     56
    81240QHD7   SRAC 7.20% Series III MTN due 05/09/2007    5.000     56
    81240QHE5   SRAC 7.15% Series III MTN due 05/21/2007    5.000     60
    812404AV3   SRAC 7.00% Notes due 06/15/2007           500.000     56
    81240QHT2   SRAC 7.04% Series III MTN due 06/19/2007   10.000     64
    81240QJD5   SRAC 6.47% Series IV MTN due 08/13/2007     5.000     60
    812404AW1   SRAC 6.70% Notes due 09/18/2007           150.000     60
    81240QJN3   SRAC 6.60% Series IV MTN due 11/05/2007     5.000     56
    81240QKJ0   SRAC 6.56% Series IV MTN due 12/05/2007    11.000     60
    81240QKK7   SRAC 6.34% Series IV MTN due 12/18/2007     5.000     60
    81240QLB6   SRAC 6.30% Series IV MTN due 03/18/2008     5.000     60
    81240QLD2   SRAC 6.28% Series IV MTN due 04/08/2008     5.000     52
    81240QLF7   SRAC 6.24% Series IV MTN due 05/01/2008     5.000     56
    81240QLH3   SRAC 6.30% Series IV MTN due 05/29/2008     5.000     56
    81240QLK6   SRAC 6.25% Series IV MTN due 06/02/2008     5.000     56
    81240QLL4   SRAC 6.19% Series IV MTN due 06/19/2008     5.000     48
    81240QLM2   SRAC 6.17% Series IV MTN due 07/14/2008     5.000     52
    81240QLN0   SRAC 6.20% Series IV MTN due 07/15/2008     5.000     52
    81240QLP5   SRAC 6.10% Series IV MTN due 07/21/2008     5.000     52
    81240QLS9   SRAC 6.125% Series IV MTN due 08/15/2008    5.000     56
    81240QLT7   SRAC 6.10% Series IV MTN due 09/10/2008     5.000     52
    81240QLU4   SRAC 6.00% Series V MTN due 11/20/2008      5.000     60
    81240QLV2   SRAC 6.00% Series V MTN due 11/24/2008      5.000     60
    81240QLY6   SRAC 5.75% Series V MTN due 01/20/2009      5.000     60
    81240QLZ3   SRAC 5.70% Series V MTN due 02/12/2009      5.000     60
    81240QMA7   SRAC 5.875% Series V MTN due 03/05/2009     5.000     64
    81240QMB5   SRAC 6.125% Series V MTN due 03/16/2009     5.000     64
    81240QMC3   SRAC 6.05% Series V MTN due 03/30/2009      5.000     64
    81240QMD1   SRAC 6.00% Series V MTN due 04/15/2009      5.000     68
    81240QLE0   SRAC 6.49% Series IV MTN due 04/17/2009    15.000     68
    812404BF7   SRAC 6.25% Notes due 05/01/2009           750.000     64
    81240QLQ3   SRAC 6.20% Series IV MTN due 08/09/2010     5.000     80
    812404BG5   SRAC 7.00% Notes due 02/01/2011         1,000.000     44
    812404BH3   SRAC 6.75% Notes due 08/15/2011           750.000     48
    812404BJ9   SRAC 6.70% Notes due 04/15/2012           600.000     56
    81240QLJ9   SRAC 6.635% Series IV MTN due 05/18/2012   10.000     64
    81240QLR1   SRAC 6.51% Series IV MTN due 08/15/2013    15.000     72
    812404AY7   SRAC 6.875% Notes due 10/15/2017          300.000     96
    812404AX9   SRAC 7.50% Notes due 10/15/2027           250.000    140
    812404AZ4   SRAC 6.75% Notes due 01/15/2028           200.000    115
    812404BE0   SRAC 6.50% Notes due 12/01/2028           300.000    115
    812404BK6   SRAC 7.00% Notes due 06/01/2032         1,000.000    115

                                  Schedule 3

                  Sears Roebuck Acceptance Corp. InterNotes

    CUSIP     Coupon  Stated Maturity    Earliest       Principal     Fixed
                           Date       Redemption Date  Outstanding    Spread
                                                          ($mm)        (bp)
    8124JFAD8  7.250%  12/15/2009       12/15/2004        34.326        40
    8124JFAH9  7.300%  12/15/2009       12/15/2004        27.994        40
    8124JFAM8  7.400%   1/15/2010        1/15/2005        10.459        45
    8124JFAR7  7.400%   1/15/2010        1/15/2005        19.068        45
    8124JFAV8  7.450%   1/15/2010        1/15/2005        40.699        45
    8124JFAY2  4.950%   2/15/2005          *              89.413        45
    8124JFBK1  7.000%   3/15/2010        3/15/2005        20.171        45
    8124JFBP0  6.800%   3/15/2010        3/15/2005         6.002        45
    8124JFAA4  5.650%  12/15/2005          *              35.384        50
    8124JFAE6  5.750%  12/15/2005          *              42.917        50
    8124JFAJ5  6.000%   1/15/2006          *              16.419        50
    8124JFAN6  5.900%   1/15/2006          *              23.187        50
    8124JFAS5  5.900%   1/15/2006          *              50.190        50
    8124JFAW6  5.400%   1/15/2006          *              59.717        50
    8124JFBA3  5.400%   2/15/2006          *              50.182        50
    8124JFBC9  5.500%   2/15/2006          *              40.414        50
    8124JFBE5  5.800%   2/15/2006          *              58.535        50
    8124JFBG0  5.400%   3/15/2006          *              40.439        50
    8124JFBL9  5.200%   3/15/2006          *              26.670        50
    8124JFAB2  6.600%  12/15/2007          *              32.125        60
    8124JFAF3  6.700%  12/15/2007          *              25.351        60
    8124JFAK2  7.000%   1/15/2008          *              17.834        65
    8124JFAP1  6.900%   1/15/2008          *              19.777        65
    8124JFAT3  6.750%   1/15/2008          *              56.371        65
    8124JFAX4  6.150%   1/15/2008          *              43.647        65
    8124JFAZ9  6.200%   2/15/2008          *              39.998        65
    8124JFBB1  6.100%   2/15/2008          *              27.315        65
    8124JFBD7  6.250%   2/15/2008          *              24.063        65
    8124JFBF2  6.650%   2/15/2008          *              46.362        65
    8124JFBH8  6.200%   3/15/2008          *              24.349        65
    8124JFBM7  6.000%   3/15/2008          *              15.595        65
    8124JFAC0  7.400%  12/15/2012          *              45.163        65
    8124JFAG1  7.500%  12/15/2012          *              54.895        65
    8124JFAL0  7.500%   1/15/2013          *              14.229        65
    8124JFAQ9  7.500%   1/15/2013          *              21.498        65
    8124JFAU0  7.500%   1/15/2013          *              36.380        65
    8124JFBJ4  7.150%   3/15/2013          *              13.819        65
    8124JFBN5  7.050%   3/15/2013          *               8.358        65

SOURCE  Sears, Roebuck and Co.

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